UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 18, 2006
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact name of registrant as specified in its charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

145 Belmont Drive, Somerset, New Jersey, 08873
Address of principal executive offices, including zip code

(732) 271-9090
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On August 18, 2006, EMCORE Corporation, a New Jersey corporation ("EMCORE"), completed the previously announced sale of the assets of its Electronic Materials & Device division (the "EMD Business"), including inventory, fixed assets, and intellectual property, pursuant to an Asset Purchase Agreement, dated July 19, 2006 (the “Purchase Agreement”), between EMCORE, IQE, plc, a public limited company organized under the laws of the United Kingdom ("IQE"), and IQE RF, LLC, a New Jersey limited liability company and a wholly owned subsidiary of IQE ("Purchaser").

Under the terms of the Purchase Agreement, EMCORE sold the EMD Business to Purchaser for $16.0 million, consisting of a $0.2 million deposit previously delivered to EMCORE, $12.8 million delivered via wire transfer on August 18, 2006, and $3.0 million in the form of a secured promissory note of IQE and Purchaser (the "Note"), guaranteed by IQE's affiliates. The Note is to be repaid in four quarterly installments and bears interest at an annual rate of 7.5%. All 56 employees of the EMD Business were transferred to IQE in connection with the sale of the business.

Pursuant to the Purchase Agreement, EMCORE has covenanted not to solicit for employment the employees of IQE for a period of two years following the closing of the transaction (including the transferred employees of EMCORE), and, subject to limited exceptions, has covenanted not to compete in the field of development, manufacture, sale or distribution of products sold by the EMD Business for a period of four years following the closing of the transaction. EMCORE has also agreed to indemnify Purchaser against certain losses incurred in connection with the Purchase Agreement. As part of the transaction, EMCORE retained the right to continue to use the intellectual property of the EMD Business in the manufacture and sale of its products (other than the commercial sale of epitaxial wafers).

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. The Purchase Agreement has been filed herewith to provide investors with information regarding its terms. It is not intended to provide any other factual information about EMCORE, Purchaser or IQE. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided by EMCORE to IQE and Purchaser in connection with the signing of the Purchase Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk between EMCORE, Purchaser and IQE, rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts about EMCORE, Purchaser or IQE.

ITEM 8.01. OTHER EVENTS.

    On August 21 2006, EMCORE issued a press release announcing the completion of the sale of the EMD Business. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated statements of operations of EMCORE for the year ended September 30, 2005 and the nine months ended June 30, 2006 and the unaudited pro forma condensed consolidated balance sheet of EMCORE as of June 30, 2006 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
2.1
Asset Purchase Agreement between IQE RF, LLC, IQE, plc, and EMCORE Corporation, dated July 19, 2006 (excluding schedules, which EMCORE will furnish to the U.S. Securities and Exchange Commission upon request) (incorporated by reference to EMCORE Corporation's Current Report on Form 8-K filed on July 24, 2006).

99.1	Press Release, dated August 21, 2006, issued by EMCORE Corporation.
99.2	Unaudited Pro Forma Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: August 24, 2006	By: /s/ Thomas G. Werthan Name: Thomas G. Werthan Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1
Asset Purchase Agreement between IQE RF, LLC, IQE, plc, and EMCORE Corporation, dated July 19, 2006 (excluding schedules, which EMCORE will furnish to the U.S. Securities and Exchange Commission upon request) (incorporated by reference to EMCORE Corporation's Current Report on Form 8-K filed on July 24, 2006).

99.1	Press Release, dated August 21, 2006, issued by EMCORE Corporation.
99.2	Unaudited Pro Forma Financial Information.